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                                                                   EXHIBIT 10.44


                                AMENDMENT NO. 11
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the dates set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect;

         WHEREAS, the Company desires to amend Schedules B and C of the Plan;

         WHEREAS, Brittain Brothers, Inc. ("Brittain Brothers") established and sponsored the Brittain Brothers Savings Incentive Plan (effective January 1,
1993) (the "Brittain Brothers Plan");

         WHEREAS, Brittain Brothers merged with and into the Company on September 30, 1999;

         WHEREAS, the Company desires to merge the Brittain Brothers Plan into the Plan on or about July 31, 2000; and

         WHEREAS, pursuant to Section 11.01 of the Plan, the Company has reserved the right to amend the Plan through action of the Committee for the Plan;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Schedule B shall be deleted in its entirety and a new Schedule B shall be added, effective April 1, 2000, to read as follows:

                                   "SCHEDULE B

                 Credit for Service with Predecessor Employers

I. General Rule - No Past Service. Unless otherwise identified in Part II below, an Employee will not receive Credited Service or Years of Eligibility Service under this Plan for any purpose. Instead (unless otherwise required by law) Hours of Service worked for a predecessor employer prior to the Designation Date shall be ignored.


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II.      Definition of Past Service Credit. If Employees who were previously employed by a predecessor employer are granted past service credit (as noted below), such Employees who are employed by an Employer on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with the employment commencement date with the predecessor employer, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.

                                                                   Extent of Credit for Service
        Name                                   Designation Date      with Predecessor Company
        ----                                   ----------------    ------------------------------

1.      Odell Hardware Company                     7/1/88              Past Service Credit Granted
        ("Odell")

2.      Clark Siviter                              7/1/88              Past Service Credit Granted

3.      Brooks-Noble Parts                         7/1/88              Past Service Credit Granted
        & Machine Co., Inc.

4.      General Automotive Parts                   7/1/88              Past Service Credit Granted
        Company and its subsidiaries
        ("General Automotive")

5.      Standard Units Parts                       7/1/88              Past Service Credit Granted
        Corporation including
        its subsidiary Manco,
        Inc. ("Standard Units
        Parts")

6.      NAPA Des Moines                            7/1/88              Past Service Credit Granted
        Warehouse ("Des Moines")

III.    (a)      Acquisitions Prior to January 1, 1994.

        Participants employed by the following predecessor employers that were acquired prior to January 1, 1994, shall not receive Past Service Credit as of the date the predecessor employer was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.01, such Participant shall receive Credited Service for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

        (b)      Acquisitions On or After January 1, 1994.

         Participants employed by the following predecessor employers that were acquired on or after January 1, 1994 shall receive Credited Service and credit for participation


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purposes under Article III for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

        (c)      Important Restrictions.

         Credited Service granted under (a) or (b) above may be forfeited or disregarded in accordance with the definition of Credited Service set forth in
Article II. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

         Davis & Wilmar, Inc.                               May 1, 1993
         Pittsburg, PA                                      (Acquired 7/1/92)

         M&B, Inc. (Lesker Office Supplies, Inc.)           November 1, 1993
         Charlotte, NC

         The Parts, Inc.                                    January 1, 1995
         Anchorage, AK                                      (Acquired 1/1/94)

         Dade City Jobbing Group                            January 1, 1994
         Dade City, FL                                      (Acquired 1/2/92)

         Atlantic Tracy Inc.                                November 1, 1995
         Summerville, MA

         Midcap Bearing Corporation                         June 1, 1995
         San Antonio, TX

         Motion Equipment, Inc.                             June 1, 1995
         Houston, TX

         Power Drives & Bearings, Inc.                      October 1,1995
         Omaha, NE

         Friend's Motor Supply, Inc.                        June 30, 1997
         Hastings, NE

         Utah Bearing and Fabrication, Inc.                 October 3,1997
         Salt Lake City, UT

         Colorado Bearing and Supply, Inc.                  October 3, 1997
         Denver, CO

         Quality Auto Supply of Alaska, Inc.                April 1, 1998


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

         Palmer, AK

         Berry Bearing Company/Tom Steel Div.               January 1, 1998
         Lyons, IL                                          (Acquired 2/93)

         Cascade Bearings                                   April 1, 1998
         Yakima, WA

         Horizon U.S.A. Data Supplies, Inc.                 August 1, 1998
         Reno, NV                                           (Acquired on 4/1/95)

         Berry Bearing Company (all divisions               October 1, 1998
         other than Tom Steel Division)                     (Acquired 2/93)
         Lyons, IL

         Hub Tool & Supply, Inc.                            January 1, 1999
         Wichita, KS

         Bush-Miller, Inc.                                  April 1, 1999
         York, PA

         EIS, Inc.                                          December 1, 1999
         (including the following current
         and former subsidiaries of EIS, Inc.:
         Com-Kyl, Inc.; Scottsdale Tool &
         Supply, Inc.; Electronic Tool Co.,
         Inc.; Summit Insulation Supply
         Company, Inc.; and H.A. Holden,
         Inc.) Atlanta, GA                                  (Acquired 5/98)

         Brittain Brothers, Inc.                            April 1, 2000
         Oklahoma City, OK                                  (Merged 6/30/00)"

                                       2.

         A new Section VIII shall be added to the end of Schedule C to read as follows:

         "VIII. Additional Forms of Benefits for Former Participants in the Brittain Brothers Savings Incentive Plan

                  A. Background. As of April 1, 2000, the Brittain Brothers Savings Incentive Plan (the "Brittain Brothers Plan") was frozen. The Brittain Brothers Plan was subsequently merged into the Plan on or about July 31, 2000. Accounts established under the Brittain Brothers Plan shall constitute Prior Employer Accounts.


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                  B.       Eligibility of Former Participants in the Brittain
                  Brothers Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Brittain Brothers Plan into this Plan, former participants in the Brittain Brothers Plan who became Participants in this Plan ("Brittain Brothers Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts over a period certain, not to extend beyond the Participant's life expectancy (or the life expectancy of the Participant and his or her designated Beneficiary), in monthly, quarterly, semiannual, or annual installments."

                                       3.

         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                              COMMITTEE TO THE
                              GENUINE PARTNERSHIP PLAN


                                By: /s/ Frank  Howard
                                   ---------------------------------------------
                                Frank Howard, acting on behalf of the Committee

                                Date:   January 19, 2001
                                        ----------------------------------------


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